  As filed with the Securities and Exchange Commission on April 17, 2002


                                                 Registration No. 333-85680


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ------------

                            AMENDMENT NO. 2 TO

                                    FORM F-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 ------------

                                  AMVESCAP PLC
             (Exact name of registrant as specified in its charter)

           England                     Not Applicable                Not Applicable
 (State or other jurisdiction
      of incorporation or       (Primary Standard Industrial        (I.R.S. Employer
         organization)           Classification Code Number)     Identification Number)

                              11 Devonshire Square
                                     London
                                EC2M 4YR England
                         Telephone: 011-44-207-626-3434
                         Facsimile: 011-44-207-929-5888
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 Neil Williams
                                General Counsel
                                  AMVESCAP PLC
                            1315 Peachtree Street NE
                                   Suite 550
                             Atlanta, Georgia 30309
                           Telephone: (404) 479-2889
                           Facsimile: (404) 724-4280
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                With copies to:

             M. Hill Jeffries
             Alston & Bird LLP                           Mark F. McElreath
            One Atlantic Center                          Alston & Bird LLP
       1201 W. Peachtree Street, N.E.                     90 Park Avenue
           Atlanta, Georgia 30309                    New York, New York 10016
         Telephone: (404) 881-7823                   Telephone: (212) 210-9595
         Facsimile: (404) 881-4777                   Facsimile: (212) 210-9444

                                 ------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             Proposed
                                Amount       Maximum     Proposed Maximum
  Title of Each Class of        to be     Offering Price     Aggregate          Amount of
Securities to be Registered   Registered   per Note(1)   Offering Price(1) Registration Fee(2)
----------------------------------------------------------------------------------------------
5.90% Senior Notes Due
 2007...................     $300,000,000      100%        $300,000,000          $27,600
Guarantees of Notes
 (3)....................     $300,000,000      (4)              (4)                (5)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Estimated pursuant to Rule 457(f) under the Securities Act of 1933, as amended, solely for purposes of calculating the registration fee.

(2) Calculated by multiplying the aggregate offering amount by .000092. This fee was previously paid.

(3) See Table of Guarantors / Additional Registrants below.
(4) No separate consideration will be received for the guarantees.
(5) Pursuant to Rule 457(n), no registration fee is required for the guarantees.

                                 ------------

   The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

   Except as hereinafter provided, there is no provision of our Memorandum or Articles of Association or any contract, arrangement or statute under which any of our directors, managing directors, managers, officers or auditors are insured or indemnified in any manner against any liability that he may incur in his capacity as such.

   Our Articles of Association provide that, subject to the provisions of the Companies Act, each of our directors, managing directors, managers, officers and auditors shall be indemnified by us against all costs, charges, expenses, losses or liabilities incurred by him in the execution of the duties of his office or otherwise relating to his office, including liabilities incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favor, or in which he is acquitted or in connection with any application in which relief is granted to him by the court.

   Our Articles of Association also provide that we may purchase and maintain insurance for any of our directors, managing directors, managers, officers or auditors against any liabilities, including any which may attach to him in respect of any negligence, default, breach of duty or breach of trust that he may be guilty of in relation to us. We maintain such policies of insurance on our directors and officers.

Item 21. Exhibits and Financial Statement Schedules

  (a) The following exhibits are filed as part of this registration statement:


 Exhibit No. Description of Exhibit
 ----------- ----------------------
 1.1         Memorandum of Association of AMVESCAP, incorporating amendments up to and including July 20, 2000, incorporated by reference to exhibit 1.1 to AMVESCAP's annual report on Form 20-F (file no.
             001-13908) filed with the SEC on April 4, 2002.

 1.2 Articles of Association of AMVESCAP, adopted on August 1, 2000, incorporated by reference to exhibit 1.3 to AMVESCAP's annual report on Form 20-F (file no. 001-13908) filed with the SEC on May
             17, 2001.

 4.1         Indenture, dated as of December 17, 2001, for AMVESCAP's 5.90%
             Senior Notes Due 2007 among AMVESCAP PLC, A I M Advisors, Inc., A
             I M Management Group, Inc., INVESCO Institutional (N.A.) Inc.,
             INVESCO North American Holdings, Inc. and SunTrust Bank, incorporated by reference to exhibit 2.12 to AMVESCAP's annual report on Form 20-F (file no. 001-13908) filed with the SEC on April 4, 2002.

 4.2 Registration Rights Agreement, dated as of December 12, 2001, by and between AMVESCAP PLC, A I M Management Group, Inc., A I M
             Advisors, Inc., INVESCO Institutional (N.A.), Inc., INVESCO North
             American Holdings, Inc. and Salomon Smith Barney, Inc., for themselves and as representatives for the Initial Purchasers, incorporated by reference to exhibit 4.16 to AMVESCAP's annual report on Form 20-F (file no. 001-13908) filed with the SEC on April 4, 2002.

 4.3         Form of 5.90% Senior Note Due 2007 (included in Exhibit 4.1).

 4.4         Guarantee made by A I M Management Group, Inc., A I M Advisors,
             Inc., INVESCO Institutional (N.A.), Inc. and INVESCO North
             American Holdings, Inc., incorporated by reference to exhibit 4.17 to AMVESCAP's annual report on Form 20-F (file no. 001-13908) filed with the SEC on April 4, 2002.

 5.1*        Opinion of Alston & Bird LLP.

 5.2*        Opinion of Ashurst Morris Crisp, U.K.

 Exhibit No. Description of Exhibit
 ----------- ----------------------

 5.3*        Opinion of Neil Williams, Esq.

 12.1        Statement re Computation of Ratios

 23.1*       Consent of Alston & Bird LLP (included in Exhibit 5.1).

 23.2*       Consent of Ashurst Morris Crisp, U.K. (included in Exhibit 5.2).

 23.3*       Consent of Neil Williams, Esq. (included in Exhibit 5.3).

 23.4*       Consent of Arthur Andersen.

 24.1*       Power of Attorney for the directors and officers of AMVESCAP
             (included on page II-4 hereof).

 24.2* Powers of Attorney for the directors and officers of the Subsidiary Guarantors (included on pages II-6 through II-9 hereof).

 25.1*       Statement of Eligibility of Trustee on Form T-1.

 99* Form of Letter of Transmittal and related documents to be used in conjunction with the exchange offer.

--------

* Previously filed.



Item 22. Undertakings

A. Rule 415 Offering


   The undersigned registrant hereby undertakes:


   (1) To file, during any period in which offers or sales are being made, an effective amendment to this registration statement: (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.


   (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


   (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


   (4) If the registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph
(a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or Rule 3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.


B. Subsequent Documents Incorporated By Reference


   The undersigned registrant hereby undertakes that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


C. Indemnification of Officers, Directors and Controlling Persons


   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the registrant in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

D. Information Requests


   The undersigned registrant hereby undertakes (1) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form F-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means, and (2) to arrange or provide for a facility in the U.S. for the purpose of responding to such requests. The undertaking in clause
(I) above includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

   The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 16, 2002.


                                          AMVESCAP PLC

                                                            *

                                          By: _________________________________
                                             Name:   Charles W. Brady
                                             Title:  Executive Chairman, Board
                                                     of Directors; Chief
                                                     Executive Officer



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 16, 2002:


             Name                  Title


                                   Executive Chairman, Board of Directors;
            *                       Chief Executive Officer (principal

-------------------------------     executive officer)
Charles W. Brady


                                   Non-Executive Director
            *

-------------------------------
Rex D. Adams


                                   Non-Executive Director
            *

-------------------------------
Sir John Banham


                                   Vice Chairman, Board of Directors
            *

-------------------------------
The Hon. Michael D. Benson


                                   Non-Executive Director
            *

-------------------------------
Joseph R. Canion


                                   Director
            *

-------------------------------
Michael J. Cemo


                                   Director
            *

-------------------------------
Gary T. Crum


                                   Vice Chairman, Board of Directors
            *

-------------------------------
Robert H. Graham

             Name                  Title


                                   Director
            *

-------------------------------
Hubert L. Harris, Jr.


                                   Non-Executive Director
            *

-------------------------------
Denis Kessler


                                   Non-Executive Director
            *

-------------------------------
Bevis Longstreth


                                   Director; Chief Financial Officer
            *                       (principal financial and accounting

-------------------------------     officer)
Robert F. McCullough


                                   Non-Executive Director
            *

-------------------------------
Stephen K. West


                                   Non-Executive Director
            *

-------------------------------
Alexander M. White

Authorized Representative in the United States:

            *

-------------------------------
Name:  Robert F. McCullough
Title: Director; Chief Financial Officer

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact

   Pursuant to the requirements of the Securities Act of 1933, the registrant guarantor has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 16, 2002.


                                          A I M MANAGEMENT GROUP, INC.

                                                            *

                                          By: _________________________________
                                             Name:   Robert H. Graham
                                             Title:  President and Chief
                                                     Executive Officer



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 16, 2002:


             Name                  Title


                                   Director
            *

-------------------------------
Michael J. Cemo


                                   Director
            *

-------------------------------
Gary T. Crum


                                   Director; President (principal executive
            *                       officer)

-------------------------------
Robert H. Graham


                                   Director; Senior Vice President and Chief
            *                       Financial Officer (principal financial and

-------------------------------     accounting officer)
Dawn M. Hawley


                                   Director
            *

-------------------------------
Carol F. Relihan

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 16, 2002.


                                          A I M ADVISORS, INC.

                                                            *

                                          By: _________________________________
                                             Name:  Robert H. Graham
                                             Title: President



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 16, 2002:


             Name                  Title


                                   Director
            *

-------------------------------
Gary T. Crum


                                   Director; President (principal executive
            *                       officer)

-------------------------------
Robert H. Graham


                                   Director; Senior Vice President and Chief
            *                       Financial Officer (principal financial and

-------------------------------     accounting officer)
Dawn M. Hawley


                                   Director
            *

-------------------------------
Carol F. Relihan

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 16, 2002.


                                          INVESCO INSTITUTIONAL (N.A.), INC.

                                                            *

                                          By: _________________________________
                                             Name:   John D. Rogers
                                             Title:  President and Chief
                                                     Executive Officer



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 16, 2002:


             Name                  Title


                                   Director
            *

-------------------------------
Luis A. Aguilar


                                   Director; President and Chief Executive
            *                       Officer (principal executive officer)

-------------------------------
John D. Rogers


                                   Director; Chief Financial Officer
            *                       (principal financial and accounting

-------------------------------     officer)
David A. Hartley

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 16, 2002.


                                          INVESCO NORTH AMERICAN
                                           HOLDINGS, INC.

                                                            *

                                          By: _________________________________
                                             Name:   Mark H. Williamson
                                             Title:  Chairman, Board of
                                                     Directors; President



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 16, 2002:


             Name                  Title


                                   Director
            *

-------------------------------
Charles W. Brady


                                   Director; Chief Financial Officer and
            *                       Treasurer (principal financial and

-------------------------------     accounting officer)
Robert F. McCullough


                                   Chairman, Board of Directors; President
            *                       (principal executive officer)

-------------------------------
Mark H. Williamson

*By: /s/ Jeffrey Kupor

-------------------------------

Jeffrey Kupor


Attorney-in-fact